UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811 – 05476

LORD ABBETT GLOBAL FUND, INC.
(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302
(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary
90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 9/30/2012

Item 1: Schedule of Investments.

Schedule of Investments (unaudited)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

ASSET-BACKED SECURITIES 10.27%

Automobiles 4.07%

Ally Auto Receivables Trust 2011-3 A2	0.341%#	1/15/2014	0.03	$52	$52,479
Ally Auto Receivables Trust 2011-5 A2	0.80%	6/16/2014	0.36	720	720,708
Ally Auto Receivables Trust 2012-1 A2	0.71%	9/15/2014	0.46	976	978,330
AmeriCredit Automobile Receivables Trust 2011-2 A2	0.90%	9/8/2014	0.13	179	179,510
AmeriCredit Automobile Receivables Trust 2011-3 A2	0.84%	11/10/2014	0.21	280	279,926
AmeriCredit Automobile Receivables Trust 2011-4 A2	0.92%	3/9/2015	0.37	521	522,361
AmeriCredit Automobile Receivables Trust 2011-5 A2	1.19%	8/8/2015	0.54	551	553,162
AmeriCredit Automobile Receivables Trust 2012-1 A2	0.91%	10/8/2015	0.70	940	943,493
AmeriCredit Automobile Receivables Trust 2012-3 A2	0.71%	12/8/2015	0.89	595	596,427
AmeriCredit Automobile Receivables Trust 2012-4 A3	0.67%	6/8/2017	2.20	625	625,622
Bank of America Auto Trust 2012-1 A2	0.59%	11/17/2014	0.55	1,000	1,001,374
CarMax Auto Owner Trust 2011-1 A3	1.29%	9/15/2015	0.64	745	749,047
CarMax Auto Owner Trust 2011-2 A2	0.68%	9/15/2014	0.26	711	711,235
CarMax Auto Owner Trust 2011-3 A2	0.70%	11/17/2014	0.35	884	885,590
CarMax Auto Owner Trust 2012-1 A2	0.59%	3/16/2015	0.50	805	806,130
Chrysler Financial Auto Securitization Trust 2010-A A3	0.91%	8/8/2013	0.04	280	279,834
Ford Credit Auto Lease Trust 2011-A A2	0.74%	9/15/2013	0.22	697	697,722
Ford Credit Auto Lease Trust 2012-A A2	0.63%	4/15/2014	0.55	775	775,795
Ford Credit Auto Owner Trust 2012-A A2	0.62%	9/15/2014	0.28	203	203,512
Harley-Davidson Motorcycle Trust 2011-2 A2	0.71%	5/15/2015	0.36	528	528,675
Huntington Auto Trust 2012-1 A2	0.54%	11/17/2014	0.47	1,000	1,000,871
Mercedes-Benz Auto Lease Trust 2012-A A2	0.66%	4/15/2014	0.46	775	775,977
Nissan Auto Receivables Owner Trust 2012-A A2	0.54%	10/15/2014	0.60	615	616,189
Santander Drive Auto Receivables Trust 2010-A A3†	1.83%	11/17/2014	0.56	291	293,938
Santander Drive Auto Receivables Trust 2011-1 A2	0.94%	2/18/2014	0.14	408	408,039
Santander Drive Auto Receivables Trust 2011-2 A2	1.04%	4/15/2014	0.20	380	380,024
Santander Drive Auto Receivables Trust 2011-4 A2	1.37%	3/16/2015	0.48	399	400,899
Santander Drive Auto Receivables Trust 2012-2 A2	0.91%	5/15/2015	0.72	1,466	1,470,702
Santander Drive Auto Receivables Trust 2012-3 A2	0.83%	4/15/2015	0.61	230	230,696
Santander Drive Auto Receivables Trust 2012-4 A2	0.79%	8/17/2015	0.79	685	687,184

Total					18,355,451

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

Credit Cards 3.49%

Bank of America Credit Card Trust 2008-B1	1.721%#	6/15/2015	0.03	$300	$301,063
Bank One Issuance Trust 2003-A4	0.471%#	1/15/2016	0.03	425	425,754
Bank One Issuance Trust 2003-A8	0.471%#	5/16/2016	0.03	500	501,077
Capital One Multi-Asset Execution Trust 2005-A10 A	0.301%#	9/15/2015	0.03	100	99,993
Capital One Multi-Asset Execution Trust 2006-A5	0.281%#	1/15/2016	0.03	400	399,936
Chase Issuance Trust 2004-A8	0.341%#	9/15/2015	0.03	500	500,197
Chase Issuance Trust 2005-A11 A	0.291%#	12/15/2014	0.03	2,000	2,000,075
Chase Issuance Trust 2007-A17 A	5.12%	10/15/2014	0.03	500	501,147
Chase Issuance Trust 2008-A4	4.65%	3/15/2015	0.45	1,100	1,122,099
Chase Issuance Trust 2011-A2	0.311%#	5/15/2015	0.03	300	300,263
Chase Issuance Trust 2012-A6 A	0.358%#	8/15/2017	0.03	850	850,492
Citibank Credit Card Issuance Trust 2002-A10	0.471%#	12/17/2014	0.04	300	300,173
Citibank Credit Card Issuance Trust 2009-A5	2.25%	12/23/2014	0.22	500	502,286
Citibank Omni Master Trust 2009-A14A†	2.971%#	8/15/2018	0.08	1,675	1,754,191
Discover Card Master Trust 2008-A4	5.65%	12/15/2015	0.69	1,400	1,453,247
Discover Card Master Trust 2010-A1	0.871%#	9/15/2015	0.03	1,000	1,002,545
Discover Card Master Trust 2011-A2	0.431%#	11/16/2015	0.03	300	300,456
Discover Card Master Trust I 2005-4 A2	0.311%#	6/16/2015	0.03	2,000	2,000,182
MBNA Credit Card Master Note Trust 2005-A10	0.281%#	11/16/2015	0.03	295	295,086
World Financial Network Credit Card Master Trust 2006-A †	0.351%#	2/15/2017	0.03	1,100	1,099,754

Total					15,710,016

Home Equity 0.01%

Option One Mortgage Loan Trust 2007-FXD2 2A1	5.90%	3/25/2037	0.27	41	40,802

Other 2.70%

Nelnet Student Loan Trust 2010-3A A†	1.231%#	7/27/2048	0.09	304	306,201
Nelnet Student Loan Trust 2010-4A A†	1.017%#	4/25/2046	0.09	958	966,701
SLM Student Loan Trust 2005-A A2	0.529%#	12/15/2020	0.20	955	945,642
SLM Student Loan Trust 2007-2 A2	0.451%#	7/25/2017	0.06	1,066	1,064,440
SLM Student Loan Trust 2007-7 A2(a)	0.651%#	1/25/2016	0.06	804	804,685
SLM Student Loan Trust 2010-A 2A†	3.471%#	5/16/2044	0.14	1,388	1,464,984
SLM Student Loan Trust 2010-B A1†	2.141%#	8/15/2016	0.03	152	152,331
SLM Student Loan Trust 2010-C A1†	1.871%#	12/15/2017	0.03	690	691,394

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

Other (continued)

SLM Student Loan Trust 2011-1 A1	0.737%#	3/25/2026	0.06	$1,195	$1,195,653
SLM Student Loan Trust 2011-A A1†	1.221%#	10/15/2024	0.04	980	982,528
SLM Student Loan Trust 2011-B A1†	1.071%#	12/16/2024	0.03	1,269	1,268,984
SLM Student Loan Trust 2011-C A1†	1.621%#	12/15/2023	0.04	540	544,052
SLM Student Loan Trust 2012-A A1†	1.621%#	8/15/2025	0.05	854	863,666
SLM Student Loan Trust 2012-C A1 †	1.321%#	8/15/2023	0.04	901	908,063

Total					12,159,324

Total Asset-Backed Securities (cost $46,192,212)					46,265,593

CORPORATE BONDS 42.22%

Auto Loans 0.38%

Ford Motor Credit Co. LLC	8.70%	10/1/2014	1.87	1,500	1,706,480

Auto Parts & Equipment 0.12%

Delphi Corp.	5.875%	5/15/2019	1.52	500	542,500

Automakers 0.22%

Daimler Finance North America LLC†	1.599%#	9/13/2013	0.20	1,000	1,007,245

Banking 8.05%

American Express Bank FSB	5.50%	4/16/2013	0.52	4,000	4,109,536
AmSouth Bank	4.85%	4/1/2013	0.49	500	508,125
Associated Banc-Corp	1.875%	3/12/2014	1.33	1,000	1,000,803
Bank of Nova Scotia (Canada)†(b)	2.15%	8/3/2016	3.69	890	938,481
Canadian Imperial Bank of Commerce (Canada)†(b)	2.00%	2/4/2013	0.35	1,000	1,006,132
Caribbean Development Bank†	0.755%#	7/19/2013	0.81	1,000	1,001,757
Central American Bank for Economic Integration (Honduras)†(b)	6.75%	4/15/2013	0.53	515	531,828
Citigroup, Inc.	5.50%	4/11/2013	0.51	4,000	4,098,404

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

Banking (continued)

Citigroup, Inc.	6.00%	12/13/2013	1.15	$425	$450,871
Commonwealth Bank of Australia (Australia)†(b)	2.70%	11/25/2014	2.09	610	637,961
Compagnie de Financement Foncier SA (France)†(b)	2.125%	4/22/2013	0.56	1,100	1,109,503
Credit Suisse AG (Guernsey)†(b)	1.625%	3/6/2015	2.39	800	815,286
DnB NOR Boligkreditt AS (Norway)†(b)	2.10%	10/14/2015	2.93	1,280	1,328,923
European Investment Bank (Luxembourg)(b)	4.875%	2/16/2016	3.15	439	499,976
European Investment Bank (Luxembourg)(b)	5.125%	9/13/2016	3.64	432	504,602
Fifth Third Bancorp	6.25%	5/1/2013	0.56	2,000	2,065,024
Goldman Sachs Group, Inc. (The)	1.439%#	2/7/2014	0.10	1,000	999,823
HSBC USA, Inc.	2.375%	2/13/2015	2.29	1,250	1,287,540
JPMorgan Chase & Co.	1.112%#	9/30/2013	0.25	2,000	2,011,366
JPMorgan Chase & Co.	1.139%#	5/2/2014	0.21	1,000	1,007,524
JPMorgan Chase & Co.	1.429%#	3/20/2015	0.22	2,000	2,020,664
JPMorgan Chase & Co.	5.75%	1/2/2013	0.25	750	759,821
Merrill Lynch & Co., Inc.	5.45%	2/5/2013	0.34	1,500	1,523,049
Merrill Lynch & Co., Inc.	6.15%	4/25/2013	0.54	500	514,865
Morgan Stanley	2.052%#	1/24/2014	0.06	750	752,754
Royal Bank of Canada (Canada)(b)	1.20%	9/19/2017	4.82	1,100	1,108,261
Sparebank 1 Boligkreditt AS (Norway)†(b)	2.30%	6/30/2017	4.49	1,280	1,337,736
Westpac Banking Corp. (Australia)†(b)	2.90%	9/10/2014	1.90	1,680	1,757,036
Zions Bancorporation	7.75%	9/23/2014	1.84	500	547,516

Total					36,235,167

Beverages 0.47%

Beam, Inc.	6.375%	6/15/2014	1.61	1,000	1,090,984
Dr. Pepper Snapple Group, Inc.	2.35%	12/21/2012	0.22	1,000	1,004,196

Total					2,095,180

Building Materials 0.29%

CRH America, Inc.	5.30%	10/15/2013	0.99	1,272	1,323,969

Chemicals 1.21%

Airgas, Inc.	2.85%	10/1/2013	0.98	2,500	2,549,032
Airgas, Inc.	7.125%	10/1/2018	0.97	500	539,499

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

Chemicals (continued)

Cabot Finance BV (Netherlands)†(b)	5.25%	9/1/2013	0.91	$500	$518,727
PPG Industries, Inc.	5.75%	3/15/2013	0.45	425	434,916
Yara International ASA (Norway)†(b)	5.25%	12/15/2014	2.08	1,300	1,402,582

Total					5,444,756

Computer Hardware 0.85%

Hewlett-Packard Co.	1.931%#	9/19/2014	0.22	1,000	1,012,502
Hewlett-Packard Co.	4.50%	3/1/2013	0.41	2,000	2,030,254
Seagate Technology International†	10.00%	5/1/2014	1.44	715	788,288

Total					3,831,044

Consumer/Commercial/Lease Financing 3.50%

General Electric Capital Corp.	0.519%#	6/20/2014	0.22	1,089	1,081,711
General Electric Capital Corp.	1.152%#	4/24/2014	0.06	2,000	2,013,626
General Electric Capital Corp.	5.40%	9/20/2013	0.95	9,000	9,435,582
HSBC Finance Corp.	5.25%	1/15/2014	1.24	500	522,262
Nordea Eiendomskreditt AS (Norway)†(b)	2.125%	9/22/2016	3.82	940	976,231
SLM Corp.	5.00%	10/1/2013	0.98	700	728,875
SLM Corp.	5.375%	1/15/2013	0.28	1,000	1,015,172

Total					15,773,459

Consumer Products 0.33%

Avon Products, Inc.	4.80%	3/1/2013	0.41	1,460	1,479,253

Department Stores 0.79%

Macy’s Retail Holdings, Inc.	5.875%	1/15/2013	0.28	3,500	3,547,219

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

Diversified Capital Goods 0.67%

Ingersoll-Rand Global Holding Co., Ltd.	6.00%	8/15/2013	0.86	$1,000	$1,046,466
Ingersoll-Rand Global Holding Co., Ltd.	9.50%	4/15/2014	1.40	1,750	1,971,018

Total					3,017,484

Electric: Integrated 1.34%

Metropolitan Edison Co.	4.95%	3/15/2013	0.45	1,000	1,018,824
MidAmerican Energy Holdings Co.	5.875%	10/1/2012	0.01	1,889	1,889,000
Monongahela Power Co., Inc.†	7.95%	12/15/2013	1.14	1,500	1,619,002
National Fuel Gas Co.	5.25%	3/1/2013	0.41	1,000	1,018,010
TAQA Abu Dhabi National Energy Co. (United Arab Emirates)†(b)	5.62%	10/25/2012	0.06	500	500,625

Total					6,045,461

Electronics 0.26%

Maxim Integrated Products, Inc.	3.45%	6/14/2013	0.69	1,150	1,172,673

Energy: Exploration & Production 1.22%

Anadarko Petroleum Corp.	7.625%	3/15/2014	1.39	1,500	1,640,053
GlobalSantaFe Corp.	5.00%	2/15/2013	0.38	700	710,845
Noble Energy, Inc.	5.25%	4/15/2014	1.45	435	459,190
Petrohawk Energy Corp.	10.50%	8/1/2014	0.33	1,500	1,631,933
Woodside Finance Ltd. (Australia)†(b)	5.00%	11/15/2013	1.09	1,000	1,040,838

Total					5,482,859

Environmental 0.78%

Waste Management, Inc.	6.375%	11/15/2012	0.12	3,500	3,523,695

Food & Drug Retailers 0.44%

Safeway, Inc.	1.904%#	12/12/2013	0.19	2,000	2,001,004

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

Food: Wholesale 1.16%

Campbell Soup Co.	0.743%	8/1/2014	0.08	$600	$603,044
Mondelez International, Inc.	6.00%	2/11/2013	0.36	2,500	2,547,443
Wm. Wrigley Jr. Co. †	3.70%	6/30/2014	1.67	2,000	2,063,608

Total					5,214,095

Forestry/Paper 0.36%

Georgia-Pacific LLC†	8.25%	5/1/2016	0.55	1,500	1,614,375

Gas Distribution 2.86%

Buckeye Partners LP	4.625%	7/15/2013	0.77	1,500	1,530,799
Energy Transfer Partners LP	5.95%	2/1/2015	2.18	500	549,213
Energy Transfer Partners LP	6.00%	7/1/2013	0.73	3,300	3,417,199
Enterprise Products Operating LLC	6.125%	2/1/2013	0.33	1,600	1,626,600
NiSource Finance Corp.	6.15%	3/1/2013	0.41	2,500	2,553,200
Southeast Supply Header LLC†	4.85%	8/15/2014	1.78	1,500	1,574,100
Sunoco Logistics Partners Operations LP	8.75%	2/15/2014	1.30	1,500	1,637,160

Total					12,888,271

Health Facilities 0.34%

Quest Diagnostics, Inc.	1.223%#	3/24/2014	0.23	1,500	1,511,375

Health Services 0.68%

McKesson Corp.	5.25%	3/1/2013	0.41	1,000	1,019,415
Medco Health Solutions, Inc.	6.125%	3/15/2013	0.45	2,000	2,049,298

Total					3,068,713

Household & Leisure Products 0.40%

Whirlpool Corp.	5.50%	3/1/2013	0.41	1,750	1,780,121

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

Integrated Energy 0.17%

Petro-Canada (Canada)(b)	4.00%	7/15/2013	0.79	$750	$769,558

Leisure 0.23%

Universal City Development Partners Ltd./UCDP Finance, Inc.	8.875%	11/15/2015	0.12	1,000	1,053,297

Machinery 0.12%

Roper Industries, Inc.	6.625%	8/15/2013	0.85	500	525,296

Managed Care 0.36%

WellPoint, Inc.	6.00%	2/15/2014	1.32	1,500	1,605,471

Media: Broadcast 0.47%

TCM Sub LLC†	3.55%	1/15/2015	2.19	2,000	2,106,310

Media: Cable 1.68%

Cox Communications, Inc.	4.625%	6/1/2013	0.65	3,822	3,928,462
Cox Communications, Inc.	7.125%	10/1/2012	0.01	361	361,000
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.	4.75%	10/1/2014	1.92	1,000	1,072,940
Virgin Media Secured Finance plc (United Kingdom)(b)	6.50%	1/15/2018	4.43	2,000	2,200,000

Total					7,562,402

Media: Diversified 0.70%

Historic TW, Inc.	9.125%	1/15/2013	0.28	3,100	3,173,321

Medical Products 0.21%

Life Technologies Corp.	3.375%	3/1/2013	0.41	925	932,547

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

Metals/Mining (Excluding Steel) 1.23%

Anglo American Capital plc (United Kingdom)†(b)	9.375%	4/8/2014	1.38	$2,000	$2,232,804
Glencore Funding LLC†	6.00%	4/15/2014	1.43	1,500	1,576,971
Teck Resources Ltd. (Canada)(b)	10.75%	5/15/2019	4.76	1,000	1,206,579
Vale Overseas Ltd.	9.00%	8/15/2013	0.85	500	528,750

Total					5,545,104

Multi-Line Insurance 0.28%

American International Group, Inc.	4.25%	5/15/2013	0.60	1,250	1,276,538

Oil Field Equipment & Services 0.88%

Cameron International Corp.	1.351%#	6/2/2014	0.17	1,300	1,299,666
National Oilwell Varco, Inc.	6.125%	8/15/2015	0.07	250	253,415
Transocean, Inc.	5.25%	3/15/2013	0.46	1,000	1,019,939
Weatherford International Ltd.	5.15%	3/15/2013	0.46	1,350	1,374,495

Total					3,947,515

Oil Refining & Marketing 0.45%

NuStar Logistics LP	6.05%	3/15/2013	0.45	500	507,463
Valero Energy Corp.	4.75%	6/15/2013	0.69	500	512,986
Valero Energy Corp.	6.70%	1/15/2013	0.28	1,000	1,015,874

Total					2,036,323

Pharmaceuticals 0.34%

Biogen Idec, Inc.	6.00%	3/1/2013	0.41	500	510,961
Teva Pharmaceutical Finance Co. BV (Israel)(b)	1.339%#	11/8/2013	0.10	1,000	1,009,662

Total					1,520,623

Real Estate Investment Trusts 2.03%

AvalonBay Communities, Inc.	6.125%	11/1/2012	0.08	2,448	2,458,583
Camden Property Trust	5.875%	11/30/2012	0.16	1,500	1,512,817

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

Real Estate Investment Trusts (continued)

ERP Operating LP	5.20%	4/1/2013	0.49	$175	$178,790
Federal Realty Investment Trust	5.40%	12/1/2013	1.12	600	631,864
HCP, Inc.	5.625%	2/28/2013	0.40	1,250	1,274,126
HCP, Inc.	5.65%	12/15/2013	1.16	500	527,873
Nationwide Health Properties, Inc.	6.25%	2/1/2013	0.33	2,000	2,036,876
UDR, Inc.	6.05%	6/1/2013	0.64	520	536,679

Total					9,157,608

Restaurants 0.16%

Darden Restaurants, Inc.	5.625%	10/15/2012	0.03	710	711,106

Software/Services 1.13%

Computer Sciences Corp.	5.50%	3/15/2013	0.45	1,500	1,533,665
Fidelity National Information Services, Inc.	7.625%	7/15/2017	0.76	500	550,000
Western Union Co. (The)	0.99%#	3/7/2013	0.18	3,000	3,008,253

Total					5,091,918

Specialty Retail 1.28%

QVC, Inc.†	7.125%	4/15/2017	0.51	3,000	3,166,041
VF Corp.	1.184%#	8/23/2013	0.14	2,150	2,164,616
Wesfarmers Ltd. (Australia)†(b)	6.998%	4/10/2013	0.51	437	450,012

Total					5,780,669

Telecommunications: Integrated/Services 1.16%

British Telecommunications plc (United Kingdom)(b)	5.15%	1/15/2013	0.30	1,000	1,013,083
Deutsche Telekom International Finance BV (Netherlands)(b)	5.875%	8/20/2013	0.88	1,500	1,567,246
Qwest Communications International, Inc.	7.125%	4/1/2018	0.49	1,000	1,065,050
Qwest Communications International, Inc.	8.00%	10/1/2015	0.06	1,500	1,567,056

Total					5,212,435

Telecommunications: Wireless 0.98%

American Tower Corp.	4.625%	4/1/2015	2.37	1,000	1,077,942

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)		Fair Value

Telecommunications: Wireless (continued)

CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%	5/1/2017	0.56		$1,117	$1,197,983
Cellco Partnership/Verizon Wireless Capital LLC	5.55%	2/1/2014	1.29		2,000	2,128,090

Total						4,404,015

Tobacco 0.87%

Altria Group, Inc.	8.50%	11/10/2013	1.04		2,000	2,170,932
Reynolds American, Inc.	7.25%	6/1/2013	0.64		1,675	1,744,750

Total						3,915,682

Transportation (Excluding Air/Rail) 0.77%

ERAC USA Finance LLC†	2.25%	1/10/2014	1.25		1,000	1,013,244
ERAC USA Finance LLC†	5.80%	10/15/2012	0.03		1,000	1,001,623
Ryder System, Inc.	6.00%	3/1/2013	0.41		1,425	1,452,854

Total						3,467,721

Total Corporate Bonds (cost $189,326,742)						190,101,857

FOREIGN BOND(c) 0.31%

Netherlands

Ziggo Finance BV†
(cost $1,331,028)	6.125%	11/15/2017	4.32	EUR	1,000	1,376,610

FOREIGN GOVERNMENT OBLIGATIONS 3.34%

Costa Rica 0.05%

Republic of Costa Rica†(b)	8.05%	1/31/2013	0.32		$250	254,375

Turkey 3.29%

Turkey Government Bond(c)	Zero Coupon	11/7/2012	0.09	TRY	26,771	14,803,331

Total Foreign Government Obligations (cost $15,139,252)						15,057,706

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 3.25%

Federal Home Loan Mortgage Corp. K005 A1	3.484%	4/25/2019	3.51	$1,619	$1,769,147
Federal Home Loan Mortgage Corp. K006 A1	3.398%	7/25/2019	3.71	1,674	1,827,157
Federal Home Loan Mortgage Corp. K007 A1	3.342%	12/25/2019	3.83	2,092	2,286,521
Federal Home Loan Mortgage Corp. K008 A1	2.746%	12/25/2019	4.04	742	796,081
Federal Home Loan Mortgage Corp. K009 A1	2.757%	5/25/2020	3.80	840	898,584
Federal Home Loan Mortgage Corp. K017 A1	1.891%	12/25/2020	4.42	1,428	1,488,991
Federal Home Loan Mortgage Corp. K019 A1	1.459%	9/25/2021	5.03	1,295	1,323,402
Federal Home Loan Mortgage Corp. K706 A1	1.691%	6/25/2018	3.47	660	682,564
Federal National Mortgage Assoc. 2011-M3 A1	2.072%	7/25/2021	3.70	804	837,180
Federal National Mortgage Assoc. 2011-M8 A1	1.977%	8/25/2021	4.61	1,895	1,969,731
Federal National Mortgage Assoc. 2012-M2 A1	1.824%	2/25/2022	4.78	735	758,403

Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $13,964,973)					14,637,761

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 10.74%

Federal Home Loan Mortgage Corp.	2.37%#	10/1/2035	1.04	1,004	1,063,089
Federal Home Loan Mortgage Corp.	2.404%#	6/1/2038	0.76	359	384,252
Federal Home Loan Mortgage Corp.	2.481%#	6/1/2037	0.72	1,487	1,591,823
Federal Home Loan Mortgage Corp.	2.604%#	2/1/2035	0.90	2,496	2,676,736
Federal Home Loan Mortgage Corp.	2.615%#	12/1/2036	1.01	1,185	1,270,955
Federal Home Loan Mortgage Corp.	2.646%#	4/1/2037	0.89	802	860,648
Federal Home Loan Mortgage Corp.	2.659%#	5/1/2035	0.96	605	649,811
Federal Home Loan Mortgage Corp.	2.676%#	5/1/2036	0.64	647	694,174
Federal Home Loan Mortgage Corp.	2.702%#	4/1/2037	0.83	382	409,257
Federal Home Loan Mortgage Corp.	2.717%#	3/1/2036	0.67	871	932,940
Federal Home Loan Mortgage Corp.	2.723%#	12/1/2035	0.60	1,364	1,461,087
Federal Home Loan Mortgage Corp.	2.727%#	8/1/2038	0.64	266	285,409
Federal Home Loan Mortgage Corp.	2.778%#	10/1/2039	0.79	829	888,624
Federal Home Loan Mortgage Corp.	2.799%#	5/1/2035	0.73	1,423	1,527,007
Federal Home Loan Mortgage Corp.	2.819%#	2/1/2037	0.74	1,437	1,539,114
Federal Home Loan Mortgage Corp.	2.822%#	3/1/2038	0.55	976	1,046,771
Federal Home Loan Mortgage Corp.	2.84%#	9/1/2036	0.86	1,026	1,105,347
Federal Home Loan Mortgage Corp.	2.876%#	4/1/2038	0.85	1,351	1,451,525
Federal Home Loan Mortgage Corp.	2.955%#	12/1/2041	—	39	41,045
Federal Home Loan Mortgage Corp.	3.192%#	10/1/2039	0.81	298	320,020
Federal Home Loan Mortgage Corp.	3.319%#	10/1/2038	0.69	640	688,964
Federal Home Loan Mortgage Corp.	5.00%	5/1/2021	2.20	219	237,521

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)

Federal Home Loan Mortgage Corp.	5.075%#	7/1/2036	1.33	$473	$511,025
Federal Home Loan Mortgage Corp.	5.175%#	9/1/2037	0.92	881	941,866
Federal National Mortgage Assoc.	2.039%#	8/1/2037	0.54	362	384,328
Federal National Mortgage Assoc.	2.274%#	6/1/2037	0.42	372	397,452
Federal National Mortgage Assoc.	2.31%#	1/1/2035	0.56	989	1,061,552
Federal National Mortgage Assoc.	2.363%#	3/1/2038	0.74	326	351,055
Federal National Mortgage Assoc.	2.393%#	11/1/2036	0.77	272	290,218
Federal National Mortgage Assoc.	2.475%#	2/1/2036	0.75	595	635,855
Federal National Mortgage Assoc.	2.566%#	1/1/2040	0.66	276	292,700
Federal National Mortgage Assoc.	2.628%#	9/1/2038	0.54	518	553,358
Federal National Mortgage Assoc.	2.636%#	8/1/2037	0.58	668	713,505
Federal National Mortgage Assoc.	2.693%#	3/1/2039	0.75	627	668,893
Federal National Mortgage Assoc.	2.70%#	1/1/2042	—	24	25,065
Federal National Mortgage Assoc.	2.787%#	6/1/2038	0.66	296	317,802
Federal National Mortgage Assoc.	2.844%#	10/1/2036	0.71	1,026	1,098,075
Federal National Mortgage Assoc.	2.864%#	2/1/2038	0.73	302	324,314
Federal National Mortgage Assoc.	2.95%	3/1/2015	2.39	1,000	1,048,131
Federal National Mortgage Assoc.	3.18%	11/1/2014	2.04	1,151	1,201,501
Federal National Mortgage Assoc.	3.22%#	11/1/2038	0.56	976	1,050,842
Federal National Mortgage Assoc.	3.658%#	9/1/2037	0.64	300	322,740
Federal National Mortgage Assoc.	4.261%#	8/1/2038	0.95	377	403,837
Federal National Mortgage Assoc.(d)	4.50%	TBA	2.54	5,500	5,935,703
Federal National Mortgage Assoc.	4.558%#	11/1/2038	—	20	21,368
Federal National Mortgage Assoc.	5.50%	2/1/2034	2.93	1,876	2,082,372
Federal National Mortgage Assoc.	5.50%	11/1/2034	2.94	2,087	2,304,574
Federal National Mortgage Assoc.	5.50%	8/1/2037	2.96	3,884	4,283,618

Total Government Sponsored Enterprises Pass-Throughs (cost $47,773,558)					48,347,868

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 21.39%

7 WTC Depositor LLC Trust 2012-7WTC A†	4.082%	3/13/2031	2.99	200	210,609
Americold LLC Trust 2010-ARTA A1†	3.847%	1/14/2029	4.07	519	563,342
Arkle Master Issuer plc 2010-1A 2A†	1.585%#	5/17/2060	-0.13	200	200,753
Arkle Master Issuer plc 2010-2A 1A1†	1.835%#	5/17/2060	-0.13	400	404,194
Arkle Master Issuer plc 2011-1A 2A†	1.685%#	5/17/2060	0.88	400	403,912

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Banc of America Commercial Mortgage, Inc. 2005-2 AAB	4.742%	7/10/2043	0.65	$312	$313,475
Banc of America Re-REMIC Trust 2011 STRP A3†	2.415%	11/17/2039	0.90	750	748,508
Banc of America Re-REMIC Trust 2011 STRP A4†	1.501%	5/17/2046	2.79	426	425,939
Bear Stearns Commercial Mortgage Securities, Inc. 2007-PW18 A4	5.70%	6/11/2050	4.32	698	833,152
CFCRE Commercial Mortgage Trust 2011-C2 A2	3.060%	12/15/2047	3.77	400	429,520
Citigroup Commercial Mortgage Trust 2005-C3 A2	4.639%	5/15/2043	1.18	744	752,199
Citigroup Commercial Mortgage Trust 2008-C7 A4	6.061%#	12/10/2049	4.18	290	348,630
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 A4	5.219%#	7/15/2044	2.65	860	965,738
Citigroup/Deutsche Bank Commercial Mortgage Trust 2007-CD4 A4	5.322%	12/11/2049	3.78	1,167	1,336,417
Commercial Mortgage Pass-Through Certificates 2007-FL14 AJ†	0.401%#	6/15/2022	0.74	940	896,565
Commercial Mortgage Pass-Through Certificates 2010-C1 A1†	3.156%	7/10/2046	2.56	1,754	1,863,178
Commercial Mortgage Pass-Through Certificates 2011-FL1 C†	5.106%#	7/17/2028	0.80	623	633,813
Commercial Mortgage Pass-Through Certificates 2012-9W57 A†	2.365%	2/10/2029	4.12	1,925	2,026,690
Credit Suisse Mortgage Capital Certificates 2006-C1 A3	5.41%#	2/15/2039	1.94	513	527,194
Credit Suisse Mortgage Capital Certificates 2006-C3 A3	5.805%#	6/15/2038	3.13	1,900	2,195,349
Credit Suisse Mortgage Capital Certificates 2006-C5 A3	5.311%	12/15/2039	3.51	1,018	1,164,129
Credit Suisse Mortgage Capital Certificates 2007-C1 A3	5.383%	2/15/2040	3.71	500	552,524
CS First Boston Mortgage Securities Corp. 2002-CP5 A2	4.94%	12/15/2035	—	110	109,563
CS First Boston Mortgage Securities Corp. 2003-C4 A4	5.137%	8/15/2036	0.58	1,463	1,497,820
CS First Boston Mortgage Securities Corp. 2003-CK2 A4	4.801%	3/15/2036	0.25	990	994,800
CW Capital Cobalt Ltd. 2006-C1 A4	5.223%	8/15/2048	3.58	1,900	2,143,628
DBUBS Mortgage Trust 2011-LC1A A1†	3.742%	11/10/2046	2.98	2,296	2,501,902

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

DBUBS Mortgage Trust 2011-LC2A A1†	3.527%	7/10/2044	3.96	$1,285	$1,414,521
DBUBS Mortgage Trust 2011-LC2A A2†	3.386%	7/10/2044	3.38	1,205	1,308,199
DBUBS Mortgage Trust 2011-LC3A A2	3.642%	8/10/2044	3.42	1,850	2,030,554
DDR Corp. 2009-DDR1 A†	3.807%	10/14/2022	1.91	958	1,009,276
DDR Corp. 2009-DDR1 B†	5.73%	10/14/2022	1.91	500	537,507
Extended Stay America Trust 2010-ESHA B†	4.221%	11/5/2027	2.85	500	504,224
Extended Stay America Trust 2010-ESHA C†	4.86%	11/5/2027	2.81	1,200	1,213,765
Fosse Master Issuer plc 2011-1A A2†	1.855%#	10/18/2054	0.06	474	481,566
Fosse Master Issuer plc 2012-1A 2A2†	1.855%#	10/18/2054	0.07	300	306,232
Fosse Master Issuer plc 2012-1A 2B1†	2.405%#	10/18/2054	0.07	350	356,420
GE Capital Commercial Mortgage Corp. 2005-C3 A7A	4.974%	7/10/2045	2.54	1,250	1,389,068
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2	5.457%#	5/10/2040	0.71	900	928,660
Gracechurch Mortgage Financing plc 2006-1 A6†	0.534%#	11/20/2056	-0.13	342	341,913
Greenwich Capital Commercial Funding Corp. 2005-GG5 A2	5.117%	4/10/2037	—	75	74,705
Greenwich Capital Commercial Funding Corp. 2007-GG11 A4	5.736%	12/10/2049	4.21	1,880	2,206,386
Greenwich Capital Commercial Funding Corp. 2007-GG9 A2	5.381%	3/10/2039	1.95	715	738,206
Greenwich Capital Commercial Funding Corp. 2007-GG9 A4	5.444%	3/10/2039	3.77	1,500	1,722,031
GS Mortgage Securities Corp. II 2005-GG4 AABA	4.68%	7/10/2039	0.14	299	299,267
GS Mortgage Securities Corp. II 2007-EOP B†	1.731%#	3/6/2020	0.35	615	615,006
GS Mortgage Securities Corp. II 2010-C1 A1†	3.679%	8/10/2043	3.19	1,238	1,347,075
GS Mortgage Securities Corp. II 2010-C2 A1†	3.849%	12/10/2043	3.11	1,713	1,871,881
GS Mortgage Securities Corp. II 2011-ALF B†	3.215%	2/10/2021	1.32	500	509,250
GS Mortgage Securities Corp. II 2011-GC3 A1†	2.331%	3/10/2044	1.66	1,248	1,282,902
GS Mortgage Securities Corp. II 2011-GC3 A2†	3.645%	3/10/2044	3.11	1,600	1,738,820
GS Mortgage Securities Corp. II 2011-GC5 A2	2.999%	8/10/2044	3.51	1,000	1,073,802
Holmes Master Issuer plc 2010-1A A2†	1.855%#	10/15/2054	-0.21	600	606,793
Holmes Master Issuer plc 2012-1A A2†	2.105%#	10/15/2054	0.06	500	512,530
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-C2 A2	5.05%	12/12/2034	0.11	352	352,308

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JPMorgan Chase Commercial Mortgage Securities Corp. 2004-LN2 A1	4.475%	7/15/2041	0.63	$643	$645,607
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-LDP9 A3	5.336%	5/15/2047	3.72	1,779	2,042,812
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 A2	5.798%#	6/15/2049	1.37	898	928,674
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A2SF	0.351%#	1/15/2049	0.59	791	783,655
JPMorgan Chase Commercial Mortgage Securities Corp. 2010-C2 A1†	2.749%	11/15/2043	2.65	1,871	1,965,919
JPMorgan Chase Commercial Mortgage Securities Corp. 2011-PLSD A2†	3.364%	11/13/2044	3.83	2,000	2,171,542
JPMorgan Chase Commercial Mortgage Securities Corp. 2012-C8 A2(e)	1.797%	10/15/2045	4.65	2,250	2,306,248
LB-UBS Commercial Mortgage Trust 2007-C1 A2	5.318%	2/15/2040	0.28	244	246,542
Merrill Lynch Floating Trust 2008-LAQA A1†	0.765%#	7/9/2021	1.65	776	765,608
Merrill Lynch Mortgage Trust 2005-CIP1 A2	4.96%	7/12/2038	1.51	244	249,504
Merrill Lynch Mortgage Trust 2005-CKI1 A4FL	0.478%#	11/12/2037	0.03	67	67,248
Merrill Lynch Mortgage Trust 2005-CKI1 A6	5.261%#	11/12/2037	2.62	240	269,353
Merrill Lynch Mortgage Trust 2005-MCP1 A2	4.556%	6/12/2043	0.67	150	150,805
Merrill Lynch Mortgage Trust 2005-MKB2 A2	4.806%	9/12/2042	—	133	133,401
Merrill Lynch Mortgage Trust 2007-C1 A2FL†	0.538%#	6/12/2050	0.02	225	222,956
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 AM	5.204%	12/12/2049	3.66	1,100	1,157,930
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-7 A3FL†	0.438%#	6/12/2050	1.55	174	173,422
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 A2	1.972%	8/15/2045	4.47	680	707,135
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†(e)	2.117%	10/15/2022	4.98	440	455,950
Morgan Stanley Capital I 2005-HQ6 A4A	4.989%	8/13/2042	2.42	980	1,081,794
Morgan Stanley Capital I 2006-T21 A2	5.09%	10/12/2052	—	287	286,919
Morgan Stanley Capital I 2007-HQ12 A3	5.576%#	4/12/2049	2.59	955	1,029,731
Morgan Stanley Capital I 2007-XLF9 A2†	0.781%#	12/15/2020	0.02	335	325,088
Morgan Stanley Capital I 2011-C1 A2†	3.884%	9/15/2047	3.01	1,515	1,653,810
Morgan Stanley Capital I 2011-C2 A2†	3.476%	6/15/2044	3.39	750	817,717
Morgan Stanley Capital I 2012-STAR A1†	2.084%	8/5/2034	4.95	993	1,029,179

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Morgan Stanley Dean Witter Capital I 2001-TOP3 A4	6.39%	7/15/2033	—	$69	$68,593
Morgan Stanley Re-REMIC Trust 2010-C30A A3A†	3.25%	12/17/2043	—	120	119,555
Morgan Stanley Re-REMIC Trust 2010-GG10 A4A†	5.789%#	8/15/2045	3.97	1,500	1,773,698
Permanent Master Issuer plc 2010-1A†	1.605%#	7/15/2042	0.29	850	853,013
RBSCF Trust 2010-MB1 A2†	3.686%	4/15/2024	2.37	1,580	1,687,811
RBSCF Trust 2010-RR3 CSCA†	5.467%	9/16/2039	3.34	300	343,256
Sequoia Mortgage Trust 2012-3 A2	3.00%	7/25/2042	4.43	344	352,379
Sequoia Mortgage Trust 2012-4 A3	2.069%	9/25/2042	4.33	650	639,790
Silverstone Master Issuer plc 2011-1A†	2.003%#	1/21/2055	0.08	400	409,373
Silverstone Master Issuer plc 2012-1A†	2.003%#	1/21/2055	0.10	800	825,122
UBS-Barclays Commercial Mortgage Trust 2012-C2 A2	2.113%	5/10/2063	4.49	2,100	2,199,675
Vornado DP LLC 2010-VNO A1†	2.97%	9/13/2028	3.95	831	890,683
Wachovia Bank Commercial Mortgage Trust 2003-C7 A1†	4.241%	10/15/2035	0.37	281	283,749
Wachovia Bank Commercial Mortgage Trust 2005-C18 APB	4.807%	4/15/2042	1.23	453	472,996
Wachovia Bank Commercial Mortgage Trust 2005-C19 A5	4.661%	5/15/2044	—	302	308,675
Wachovia Bank Commercial Mortgage Trust 2006-C26 A3	6.011%#	6/15/2045	3.27	1,470	1,721,285
Wachovia Bank Commercial Mortgage Trust 2006-C27 A3	5.765%	7/15/2045	3.31	1,100	1,271,136
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%	7/15/2045	3.38	645	708,821
Wachovia Bank Commercial Mortgage Trust 2006-C28 A4	5.572%	10/15/2048	3.52	1,250	1,444,572
Wachovia Bank Commercial Mortgage Trust 2007-C30 A3	5.246%	12/15/2043	1.37	371	375,781
Wachovia Bank Commercial Mortgage Trust 2007-C30 A5	5.342%	12/15/2043	3.84	1,650	1,877,205
Wells Fargo Commercial Mortgage Trust 2012-LC5 A2	1.844%	10/15/2045	4.67	540	553,933
WF-RBS Commercial Mortgage Trust 2011-C2 A2†	3.791%	2/15/2044	3.07	1,500	1,638,788
WF-RBS Commercial Mortgage Trust 2012-C7 A1	2.30%	6/15/2045	4.92	522	550,740

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Investments	Interest Rate	Maturity Date	Modified Duration~	Principal Amount (000)	Fair Value

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

WF-RBS Commercial Mortgage Trust 2012-C8 A2	1.881%	8/15/2045	4.55	$1,430	$1,484,549

Total Non-Agency Commercial Mortgage-Backed Securities (cost $94,130,953)					96,340,137

Total Long-Term Investments (cost $407,858,718)					412,127,532

SHORT-TERM INVESTMENTS 7.71%

Commercial Paper 1.49%

Automotive 0.11%

Daimler Finance North America LLC	0.01%	7/22/2013		500	495,713

Energy 0.72%

BP Capital Markets plc	0.01%	8/12/2013		2,000	1,990,025
BP Capital Markets plc	0.777%	2/11/2013		1,250	1,246,259

Total					3,236,284

Telecommunications 0.66%

British Telecommunication plc	0.01%	6/3/2013		1,000	993,875
Vodafone Group plc	0.01%	7/31/2013		1,000	990,573
Vodafone Group plc	0.01%	9/9/2013		500	495,379
Vodafone Group plc	0.01%	2/8/2013		500	497,833

Total					2,977,660

Total Commercial Paper (cost $6,709,657)					6,709,657

Repurchase Agreement 6.22%

Repurchase Agreement dated 9/28/2012, 0.15% due 10/1/2012 with J.P. Morgan Chase & Co. collateralized by $17,365,000 of Federal National Mortgage Assoc. at 7.25% due 5/15/2030; value: $28,541,616; proceeds: $27,992,350 (cost $27,992,000)				27,992	27,992,000

Total Short-Term Investments (cost $34,701,657)					34,701,657

Total Investments in Securities 99.23% (cost $442,566,608)					446,829,189

Cash, Foreign Cash and Other Assets in Excess of Liabilities(f) 0.77%					3,452,932

Net Assets 100.00%					$450,282,121

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

EUR	euro.
TRY	Turkish lira.
~

Modified Duration is the change in the value of a fixed income security that will result from a 1% change in market interest rates. Duration is expressed as a number of years, and generally, the larger a duration, the greater the interest-rate risk or reward for a portfolio’s underlying bond prices. The sum of these weighted values within a portfolio, including applicable aggregated interest rate exposure, is divided by the sum of the market values (or notional values where appropriate) of all fixed income securities.

#	Variable rate security. The interest rate represents the rate in effect at September 30, 2012.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Security has been fully or partially segregated to cover margin requirements for open futures contracts as of September 30, 2012.
(b)	Foreign security traded in U.S. dollars.
(c)	Investment in non-U.S. dollar denominated securities.
(d)

To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

(e)	Securities purchased on a when-issued basis (See Note 2(i)).
(f)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on futures contracts, forward foreign currency exchange contracts and swaps as follows:

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Open Futures Contracts at September 30, 2012:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation

U.S. 2-Year Treasury Note	December 2012	221	Short	$(48,737,406)	$(24,554)
U.S. 5-Year Treasury Note	December 2012	626	Short	(78,020,141)	(366,849)

Totals				$(126,757,547)	$(391,403)

Open Forward Foreign Currency Exchange Contracts at September 30, 2012:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation (Depreciation)

Argentine peso	Buy	Barclays Bank plc	10/2/2012	24,630,000	$4,887,875	$5,243,214	$355,339
Argentine peso	Buy	Credit Suisse	11/6/2012	40,650,000	8,097,610	8,481,546	383,936
Argentine peso	Buy	Deutsche Bank	12/6/2012	72,100,000	14,420,000	14,757,202	337,202
Argentine peso	Buy	Barclays Bank plc	12/6/2012	2,150,000	439,448	440,055	607
Argentine peso	Buy	J.P. Morgan	12/6/2012	3,980,000	810,426	814,614	4,188
Argentine peso	Buy	Barclays Bank plc	1/11/2013	26,400,000	5,265,257	5,266,452	1,195
Brazilian real	Buy	Credit Suisse	10/11/2012	14,940,000	7,244,690	7,360,987	116,297
Brazilian real	Buy	Barclays Bank plc	10/11/2012	6,440,000	3,125,455	3,173,009	47,554
Brazilian real	Buy	Barclays Bank plc	10/11/2012	8,600,000	4,167,070	4,237,248	70,178
Brazilian real	Buy	J.P. Morgan	11/6/2012	16,615,000	7,986,061	8,158,927	172,866
Brazilian real	Buy	Goldman Sachs	11/6/2012	8,775,000	4,277,358	4,309,033	31,675
Brazilian real	Buy	UBS AG	12/6/2012	19,510,000	9,412,389	9,548,280	135,891
Brazilian real	Buy	Barclays Bank plc	12/6/2012	2,700,000	1,324,698	1,321,392	(3,306)
Brazilian real	Buy	Barclays Bank plc	12/6/2012	1,950,000	955,648	954,339	(1,309)
Chilean peso	Buy	Deutsche Bank	10/11/2012	2,085,000,000	4,147,603	4,389,365	241,762
Chilean peso	Buy	Barclays Bank plc	11/6/2012	3,173,000,000	6,498,720	6,653,088	154,368
Chilean peso	Buy	UBS AG	12/6/2012	6,578,000,000	13,501,642	13,731,630	229,988
Chilean peso	Buy	UBS AG	12/6/2012	4,265,000,000	8,866,944	8,903,223	36,279
Chilean peso	Buy	UBS AG	12/6/2012	338,000,000	707,631	705,578	(2,053)
Chilean peso	Buy	UBS AG	12/6/2012	453,000,000	954,186	945,641	(8,545)
Colombian peso	Buy	J.P. Morgan	10/26/2012	6,931,000,000	3,803,018	3,837,007	33,989
Colombian peso	Buy	Goldman Sachs	11/6/2012	12,000,000,000	6,604,293	6,633,177	28,884
Colombian peso	Buy	J.P. Morgan	12/6/2012	15,770,000,000	8,530,088	8,687,533	157,445
Colombian peso	Buy	UBS AG	12/6/2012	1,285,000,000	709,161	707,893	(1,268)
Colombian peso	Buy	UBS AG	12/6/2012	745,000,000	410,935	410,413	(522)
euro	Buy	UBS AG	11/6/2012	2,587,710	3,313,537	3,326,486	12,949
euro	Buy	UBS AG	12/6/2012	1,630,000	2,087,883	2,096,033	8,150
Hungarian forint	Buy	J.P. Morgan	10/11/2012	369,240,000	1,554,754	1,662,073	107,319
Hungarian forint	Buy	Goldman Sachs	10/11/2012	548,755,000	2,307,224	2,470,129	162,905
Hungarian forint	Buy	UBS AG	10/11/2012	495,750,000	2,115,116	2,231,536	116,420
Hungarian forint	Buy	UBS AG	11/6/2012	1,768,195,000	7,567,996	7,931,064	363,068
Hungarian forint	Buy	UBS AG	11/6/2012	726,700,000	3,243,803	3,259,541	15,738
Hungarian forint	Buy	J.P. Morgan	12/6/2012	1,990,000,000	8,654,244	8,892,995	238,751
Hungarian forint	Buy	UBS AG	12/6/2012	692,000,000	3,189,321	3,092,438	(96,883)
Hungarian forint	Buy	J.P. Morgan	12/6/2012	95,000,000	434,054	424,540	(9,514)

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation (Depreciation)

Hungarian forint	Buy	Credit Suisse	12/6/2012	115,000,000	$525,085	$513,917	$(11,168)
Hungarian forint	Buy	UBS AG	12/6/2012	105,000,000	474,848	469,228	(5,620)
Indian rupee	Buy	Barclays Bank plc	10/11/2012	197,250,000	3,473,323	3,733,513	260,190
Indian rupee	Buy	Morgan Stanley	10/11/2012	186,575,000	3,309,828	3,531,459	221,631
Indian rupee	Buy	J.P. Morgan	10/11/2012	146,055,000	2,608,591	2,764,503	155,912
Indian rupee	Buy	Barclays Bank plc	11/6/2012	446,000,000	7,852,113	8,397,355	545,242
Indian rupee	Buy	UBS AG	12/6/2012	587,300,000	10,374,492	11,015,861	641,369
Indian rupee	Buy	UBS AG	12/6/2012	188,000,000	3,346,982	3,526,276	179,294
Indian rupee	Buy	Deutsche Bank	12/6/2012	172,000,000	3,153,649	3,226,168	72,519
Indian rupee	Buy	UBS AG	12/6/2012	40,000,000	745,504	750,272	4,768
Indian rupee	Buy	J.P. Morgan	12/6/2012	73,000,000	1,360,925	1,369,246	8,321
Indonesian rupiah	Buy	UBS AG	10/11/2012	58,000,000,000	6,092,437	6,051,427	(41,010)
Indonesian rupiah	Buy	Deutsche Bank	11/6/2012	75,047,000,000	7,870,687	7,798,006	(72,681)
Indonesian rupiah	Buy	J.P. Morgan	11/6/2012	40,350,000,000	4,220,711	4,192,700	(28,011)
Indonesian rupiah	Buy	Barclays Bank plc	12/6/2012	94,635,000,000	9,751,159	9,802,774	51,615
Indonesian rupiah	Buy	Barclays Bank plc	12/6/2012	9,000,000,000	935,551	932,266	(3,285)
Indonesian rupiah	Buy	Barclays Bank plc	12/6/2012	5,250,000,000	543,197	543,822	625
Malaysian ringgit	Buy	Barclays Bank plc	10/11/2012	2,045,000	639,102	668,019	28,917
Malaysian ringgit	Buy	Barclays Bank plc	11/6/2012	460,000	146,918	149,659	2,741
Malaysian ringgit	Buy	Deutsche Bank	11/6/2012	13,310,000	4,268,762	4,330,363	61,601
Malaysian ringgit	Buy	UBS AG	12/6/2012	17,475,000	5,599,615	5,676,558	76,943
Malaysian ringgit	Buy	UBS AG	12/6/2012	1,100,000	356,622	357,323	701
Mexican peso	Buy	J.P. Morgan	10/11/2012	2,825,000	210,339	219,277	8,938
Mexican peso	Buy	Goldman Sachs	10/11/2012	8,770,000	658,343	680,729	22,386
Mexican peso	Buy	J.P. Morgan	11/6/2012	213,880,000	15,826,550	16,558,755	732,205
Mexican peso	Buy	UBS AG	11/6/2012	56,860,000	4,281,431	4,402,145	120,714
Mexican peso	Buy	Credit Suisse	12/6/2012	189,165,000	14,390,941	14,602,008	211,067
Mexican peso	Buy	Credit Suisse	12/6/2012	5,095,000	387,002	393,292	6,290
Mexican peso	Buy	UBS AG	12/6/2012	22,750,000	1,771,620	1,756,116	(15,504)
Mexican peso	Buy	UBS AG	12/6/2012	4,500,000	348,610	347,364	(1,246)
Mexican peso	Buy	J.P. Morgan	12/6/2012	10,500,000	812,947	810,515	(2,432)
Mexican peso	Buy	J.P. Morgan	12/6/2012	5,800,000	446,350	447,713	1,363
Mexican peso	Buy	J.P. Morgan	12/6/2012	7,025,000	543,952	542,273	(1,679)
Peruvian Nuevo sol	Buy	Morgan Stanley	12/6/2012	11,370,000	4,333,905	4,357,776	23,871
Philippine peso	Buy	J.P. Morgan	11/6/2012	304,500,000	7,279,465	7,284,565	5,100
Philippine peso	Buy	J.P. Morgan	12/6/2012	509,000,000	12,119,048	12,171,210	52,162
Philippine peso	Buy	J.P. Morgan	12/6/2012	24,000,000	577,062	573,888	(3,174)
Polish zloty	Buy	Goldman Sachs	10/11/2012	67,295,000	19,623,069	20,982,397	1,359,328
Polish zloty	Buy	Credit Suisse	10/11/2012	7,900,000	2,287,987	2,463,198	175,211
Polish zloty	Buy	Goldman Sachs	11/6/2012	2,740,000	800,316	851,621	51,305
Polish zloty	Buy	J.P. Morgan	12/6/2012	18,865,000	5,718,400	5,843,617	125,217
Polish zloty	Buy	UBS AG	12/6/2012	1,420,000	443,382	439,859	(3,523)
Polish zloty	Buy	Barclays Bank plc	12/6/2012	2,100,000	648,982	650,495	1,513
Russian ruble	Buy	Barclays Bank plc	10/11/2012	285,000,000	8,556,889	9,120,165	563,276
Russian ruble	Buy	J.P. Morgan	10/11/2012	13,900,000	419,225	444,808	25,583
Russian ruble	Buy	J.P. Morgan	10/11/2012	24,950,000	754,587	798,414	43,827

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation (Depreciation)

Russian ruble	Buy	J.P. Morgan	11/6/2012	141,625,000	$4,307,985	$4,509,875	$201,890
Russian ruble	Buy	Barclays Bank plc	12/6/2012	642,920,000	19,619,164	20,369,743	750,579
Russian ruble	Buy	Barclays Bank plc	12/6/2012	90,900,000	2,939,084	2,880,000	(59,084)
Russian ruble	Buy	J.P. Morgan	12/6/2012	24,000,000	764,181	760,396	(3,785)
Russian ruble	Buy	UBS AG	12/6/2012	35,500,000	1,134,004	1,124,752	(9,252)
South African rand	Buy	Goldman Sachs	10/11/2012	13,485,000	1,618,874	1,618,202	(672)
South African rand	Buy	Deutsche Bank	11/6/2012	88,590,000	10,352,861	10,592,923	240,062
South African rand	Buy	J.P. Morgan	12/6/2012	166,675,000	19,890,330	19,847,448	(42,882)
South African rand	Buy	J.P. Morgan	12/6/2012	35,360,000	4,296,967	4,210,624	(86,343)
South African rand	Buy	UBS AG	12/6/2012	9,500,000	1,140,660	1,131,248	(9,412)
South African rand	Buy	J.P. Morgan	12/6/2012	6,740,000	815,862	802,591	(13,271)
South Korean won	Buy	UBS AG	10/11/2012	161,860,000	140,870	145,508	4,638
South Korean won	Buy	J.P. Morgan	11/6/2012	16,238,000,000	14,329,965	14,552,439	222,474
South Korean won	Buy	J.P. Morgan	12/6/2012	9,555,000,000	8,383,417	8,551,267	167,850
South Korean won	Buy	J.P. Morgan	12/6/2012	342,000,000	304,813	306,074	1,261
South Korean won	Buy	J.P. Morgan	12/6/2012	650,000,000	579,065	581,719	2,654
South Korean won	Buy	Deutsche Bank	12/6/2012	660,000,000	589,018	590,668	1,650
Thai baht	Buy	Morgan Stanley	10/11/2012	49,495,000	1,554,247	1,606,971	52,724
Thai baht	Buy	J.P. Morgan	11/6/2012	340,875,000	10,746,375	11,046,447	300,072
Thai baht	Buy	J.P. Morgan	11/6/2012	124,000,000	3,961,341	4,018,363	57,022
Thai baht	Buy	Morgan Stanley	12/6/2012	371,655,000	11,855,024	12,018,335	163,311
Thai baht	Buy	Deutsche Bank	12/6/2012	33,000,000	1,068,068	1,067,132	(936)
Thai baht	Buy	J.P. Morgan	12/6/2012	21,000,000	677,747	679,084	1,337
Turkish lira	Buy	Goldman Sachs	10/11/2012	9,625,000	5,238,623	5,348,080	109,457
Turkish lira	Buy	J.P. Morgan	10/11/2012	1,000,000	555,853	555,645	(208)
Turkish lira	Buy	Deutsche Bank	10/11/2012	1,055,000	588,719	586,205	(2,514)
Turkish lira	Buy	Barclays Bank plc	11/6/2012	1,010,000	552,722	559,220	6,498
Turkish lira	Buy	Credit Suisse	12/6/2012	23,845,000	13,009,481	13,149,862	140,381
Argentine peso	Sell	Barclays Bank plc	10/2/2012	24,630,000	5,241,541	5,243,214	(1,673)
Czech koruna	Sell	J.P. Morgan	12/6/2012	83,500,000	4,336,516	4,268,452	68,064
euro	Sell	UBS AG	11/6/2012	2,587,710	3,243,803	3,326,486	(82,683)
euro	Sell	J.P. Morgan	12/6/2012	1,630,000	2,060,687	2,096,033	(35,346)
euro	Sell	J.P. Morgan	12/20/2012	1,098,000	1,434,998	1,412,185	22,813
Peruvian Nuevo sol	Sell	Deutsche Bank	12/6/2012	22,450,000	8,575,248	8,604,404	(29,156)
Singapore dollar	Sell	J.P. Morgan	11/6/2012	5,425,000	4,360,827	4,420,429	(59,602)
Singapore dollar	Sell	Credit Suisse	11/6/2012	5,315,000	4,249,352	4,330,798	(81,446)
Singapore dollar	Sell	Credit Suisse	11/6/2012	3,800,000	3,118,783	3,096,338	22,445
Singapore dollar	Sell	J.P. Morgan	12/6/2012	720,000	587,855	586,657	1,198
Taiwan dollar	Sell	Deutsche Bank	12/6/2012	95,000,000	3,253,425	3,240,993	12,432
Turkish lira	Sell	Goldman Sachs	10/11/2012	13,560,000	7,504,296	7,534,542	(30,246)
Turkish lira	Sell	Goldman Sachs	12/6/2012	5,550,000	3,065,799	3,060,672	5,127

Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$11,101,383

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)
LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND September 30, 2012

Credit Default Swaps on Indexes - Sell Protection at September 30, 2012*:

Swap Counterparty	Fund Receives	Referenced Index	Termination Date	Nominal Amount	Market Value	Upfront Payments Received**	Unrealized Appreciation	Credit Default Swap Agreements Payable at Fair Value***

J.P. Morgan	.10%	Markit CMBX. NA.AAA1	10/12/2052	1,350,000	1,317,094	$50,499	$17,593	$32,906
UBS AG	.50%	Markit CMBX. NA.AM.4	2/17/2051	1,000,000	830,000	213,960	43,960	170,000
UBS AG	.07%	Markit CMBX. NA.AAA2	3/15/2049	1,300,000	1,252,063	72,335	24,397	47,938

Totals on Credit Default Swaps						$336,794	$85,950	$250,844

*

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities

**	Upfront payments received are presented net of amortization (See Note 2(k)).
***	Includes upfront payments received.

Interest Rate Swap at September 30, 2012:

Swap Counterparty	Payments Made By The Fund at Termination Date	Payments Received By The Fund at Termination Date	Termination Date	Notional Amount	Market Value	Unrealized Depreciation

Barclays Bank plc	.555%	3-Month LIBOR Index	3/9/2014	$12,000,000	$11,964,946	$(35,054)

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)
LORD ABBETT GLOBAL FUND, INC. - GLOBAL ALLOCATION FUND September 30, 2012

Investments	Shares	Fair Value (000)

INVESTMENTS IN UNDERLYING FUNDS(a) 100.02%

Lord Abbett Affiliated Fund, Inc.-Class I(b)	237,987	$2,844
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I*(c)	48,908	880
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I*(c)	641,622	11,062
Lord Abbett Global Fund, Inc.- Emerging Markets Currency Fund-Class I(d)	4,951,248	32,530
Lord Abbett Investment Trust-High Yield Fund-Class I(e)	2,790,027	22,097
Lord Abbett Securities Trust-International Dividend Income Fund-Class I(f)	9,404,265	72,883
Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Mid-Cap Value Fund, Inc.)-Class I(g)	1,901,307	32,626

Total Investments in Underlying Funds 100.02% (cost $175,624,622)		174,922

Liabilities in Excess of Cash and Other Assets (0.02)%		(37)

Net Assets 100.00%		$174,885

*	Non-income producing security.
(a)	Affiliated issuers (See Note 4).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is total return.
(d)	Fund investment objective is to seek high total return.
(e)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(f)	Fund investment objective is to seek a high level of total return.
(g)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Global Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law on February 23, 1988. The Company consists of the following two portfolios (the “Funds”): Lord Abbett Emerging Markets Currency Fund (“Emerging Markets Currency Fund”) and Lord Abbett Global Allocation Fund (“Global Allocation Fund”). Global Allocation Fund is diversified as defined in the Act and Emerging Markets Currency Fund is non-diversified as defined in the Act.

Emerging Markets Currency Fund’s investment objective is to seek high total return. Global Allocation Fund’s investment objective is total return. Global Allocation Fund invests in other mutual funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”).

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation-Under procedures approved by the Funds’ Board of Directors (the “Board”), Lord Abbett, each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC (“NYSE”). Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealer to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing of any related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchase and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions-Security transactions are recorded as of the date that the securities are purchased or sold (trade date).

(c)

Foreign Transactions-The books and records of Emerging Markets Currency Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(d)

Forward Foreign Currency Exchange Contracts-Emerging Markets Currency Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or gain or reduce exposure to foreign currency for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates.

Notes to Schedule of Investments (unaudited)(continued)

(e)

Futures Contracts-Emerging Markets Currency Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(f)

When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions-Emerging Markets Currency Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(g)

Mortgage Dollar Rolls-Emerging Markets Currency Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(h)

Commercial Paper-Emerging Markets Currency Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(i)

Repurchase Agreements-Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)

Credit Default Swaps-Emerging Markets Currency Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, Emerging Markets Currency Fund entered into credit default swaps based on CMBX indices, which are comprised of commercial mortgage-backed securities.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon

Notes to Schedule of Investments (unaudited)(continued)

amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

(k)

Interest Rate Swap-Emerging Markets Currency Fund may invest in interest rate swaps in order to enhance returns or hedge against interest rate risk. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The interest rate swap agreement will normally be entered into a zero coupon basis, meaning that the floating rate will be based on the cumulative of the variable rate, and the fixed rate will compound until the swap’s maturity date, at which point the payments would be netted.

(l)

Fair Value Measurements-Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 in valuing each Fund’s investments carried at fair value:

Notes to Schedule of Investments (unaudited)(continued)

	Emerging Markets Currency Fund

Investment Type*	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$46,265,593	$—	$46,265,593
Commercial Paper	—	6,709,657	—	6,709,657
Corporate Bonds	—	190,101,857	—	190,101,857
Foreign Bond		1,376,610		1,376,610
Foreign Government Obligations	—	15,057,706	—	15,057,706
Government Sponsored Enterprises Collateralized Mortgage Obligations	—	14,637,761	—	14,637,761
Government Sponsored Enterprises Pass-Throughs	—	48,347,868	—	48,347,868
Non-Agency Commercial Mortgage-Backed Securities	—	96,340,137	—	96,340,137
Repurchase Agreement		27,992,000		27,992,000

Total	$—	$446,829,189	$—	$446,829,189

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$—	$11,962,627	$—	$11,962,627
Liabilities	—	(861,244)	—	(861,244)
Futures Contracts
Assets	—	—	—	—
Liabilities	(391,403)	—	—	(391,403)
Credit Default Swaps
Assets	—	85,950	—	85,950
Liabilities	—	—	—	—
Interest Rate Swap
Assets	—	—	—	—
Liabilities	—	(35,054)	—	(35,054)

Total	$(391,403)	$11,152,279	$—	$10,760,876

* See Schedule of Investments for fair values in each industry.

	Global Allocation Fund

Investment Type	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Investments in Underlying Funds	$174,922	$—	$—	$174,922

Total	$174,922	$—	$—	$174,922

(m)

Disclosures about Derivative Instruments and Hedging Activities-Emerging Markets Currency Fund entered into forward foreign currency exchange contracts during the period ended September 30, 2012 (as described in note 2(d)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on foreign currency exchange contracts and deposits as collateral.

Emerging Markets Currency Fund entered into U.S. Treasury futures contracts during the period ended September 30, 2012 (as described in note 2(e)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Notes to Schedule of Investments (unaudited)(continued)

Emerging Markets Currency Fund entered into credit default swaps during the period ended September 30, 2012 (as described in note 2(k)) for investment purposes to hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

Emerging Markets Currency Fund entered into interest rate swaps during the period ended September 30, 2012 (as described in note 2(j)) to hedge against interest rate risk. The Fund’s use of interest rate swaps involves the risk that Lord Abbett will not accurately predict expectations of interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the life of the contract, to the extent that amount is positive.

As of September 30, 2012, Emerging Markets Currency Fund had the following derivatives, grouped into appropriate risk categories that illustrate how and why the Fund uses derivative instruments:

Asset Derivatives	Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Credit Contracts	Fair Value

Forward Foreign Currency Exchange Contracts	$—	$11,962,627	$—	$11,962,627
Credit Default Swaps	—	—	85,950	85,950

Total	$—	$11,962,627	$85,950	$12,048,577

Liability Derivatives

Futures Contracts	$391,403	$—	$—	$391,403
Forward Foreign Currency Exchange Contracts	—	861,244	—	861,244
Interest Rate Swap	35,054	—	—	35,054

Total	$426,457	$861,244	$—	$1,287,701

3. FEDERAL TAX INFORMATION

As of September 30, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Currency Fund	Global Allocation Fund

Tax cost	$444,712,380	$176,989,409

Gross unrealized gain	2,483,312	4,546,958
Gross unrealized loss	(366,503)	(6,614,787)

Net unrealized security gain (loss)	$2,116,809	$(2,067,829)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received, wash sales and amortization of premium.

Notes to Schedule of Investments (unaudited)(concluded)

4. TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Global Allocation Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the period ended September 30, 2012:

Affiliated Issuer	Balance of Shares Held at 12/31/2011	Gross Additions	Gross Sales	Balance of Shares Held at 9/30/2012	Fair Value at 9/30/2012	Net Realized Gain (Loss) 1/1/2012 to 9/30/2012	Dividend Income 1/1/2012 to 9/30/2012

Lord Abbett Affiliated Fund, Inc. – Class I	879,534	18,145	(659,692)	237,987	$2,843,942	$529,436	$84,603
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund – Class I	—	48,908	—	48,908	879,861	—	—
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund – Class I	—	641,622	—	641,622	11,061,572	—	—
Lord Abbett Research Fund, Inc. – Classic Stock Fund – Class I	280,095	—	(280,095)	—	—	683,997	—
Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund – Class I	4,259,290	1,095,756	(403,798)	4,951,248	32,529,701	(332,648)	633,958
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	424,166	238,983	(663,149)	—	—	326,192	—
Lord Abbett Investment Trust – High Yield Fund – Class I	3,221,977	336,981	(768,931)	2,790,027	22,097,016	370,230	1,233,132
Lord Abbett Securities Trust – International Core Equity Fund –Class I	275,056	—	(275,056)	—	—	(333,505)
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	7,778,351	2,471,677	(845,763)	9,404,265	72,883,053	(1,544,291)	2,723,363
Lord Abbett Securities Trust – International Opportunities Fund – Class I	519,861	—	(519,861)	—	—	536,803
Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Mid-Cap Value Fund, Inc.) – Class I	1,394,088	551,982	(44,763)	1,901,307	32,626,435	(54,236)
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	—	361,756	(361,756)	—	—	14,188	9,326

Total					$174,921,580	$196,166	$4,684,382

Invesments in Underlying Funds (unaudited)

Global Allocation Fund invests in Underlying Funds managed by Lord Abbett. As of September 30, 2012, Global Allocation Fund’s long-term investments were allocated among the Underlying Funds as follows:

Underlying Fund Name	% of Investments

Lord Abbett Affiliated Fund, Inc. – Class I	1.63%
Lord Abbett Equity Trust - Calibrated Large Cap Value Fund - Class I	.50%
Lord Abbett Equity Trust - Calibrated Mid Cap Value Fund - Class I	6.32%
Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund – Class I	18.60%
Lord Abbett Investment Trust – High Yield Fund – Class I	12.63%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	41.67%
Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Mid-Cap Value Fund, Inc.) – Class I	18.65%

The Ten Largest Holdings and the Holdings by Sector, as of September 30, 2012, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Affiliated Fund, Inc.

Ten Largest Holdings	% of Investments

Exxon Mobil Corp.	3.91%
Wells Fargo & Co.	3.79%
JPMorgan Chase & Co.	3.30%
Chevron Corp.	3.03%
Pfizer, Inc.	2.84%
AT&T, Inc.	2.51%
General Electric Co.	2.49%
Goldman Sachs Group, Inc. (The)	2.03%
Johnson & Johnson	1.83%
Merck & Co., Inc.	1.75%

Holdings by Sector*	% of Investments

Consumer Discretionary	9.35%
Consumer Staples	8.55%
Energy	16.49%
Financials	24.98%
Health Care	13.37%
Industrials	8.08%
Information Technology	6.22%
Materials	4.77%
Telecommunication Services	4.15%
Utilities	2.79%
Short-Term Investment	1.25%

Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Equity Trust – Calibrated Large Cap Value Fund

Ten Largest Holdings	% of Investments

Exxon Mobil Corp.	7.33%
Chevron Corp.	3.36%
AT&T, Inc.	2.63%
JPMorgan Chase & Co.	2.49%
Merck & Co., Inc.	2.30%
Time Warner, Inc.	2.15%
Wells Fargo & Co.	2.07%
Bank of America Corp.	1.95%
Capital One Financial Corp.	1.93%
CF Industries Holdings, Inc.	1.73%

Holdings by Sector*	% of Investments

Consumer Discretionary	8.44%
Consumer Staples	7.79%
Energy	16.27%
Financials	26.38%
Health Care	11.75%
Industrials	9.54%
Information Technology	5.78%
Materials	4.17%
Telecommunication Services	3.29%
Utilities	6.30%
Short-Term Investment	0.29%

Total	100.00%

*          A sector may comprise several industries.

Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund

Ten Largest Holdings	% of Investments

Eaton Corp.	2.21%
PPL Corp.	2.20%
CF Industries Holdings, Inc.	2.11%
Noble Energy, Inc.	2.07%
Kohl’s Corp.	1.96%
Dover Corp.	1.92%
Rock-Tenn Co. Class A	1.83%
AES Corp. (The)	1.78%
Comerica, Inc.	1.75%
Denbury Resources, Inc.	1.75%

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund

Holdings by Sector*	% of Investments

Consumer Discretionary	9.18%
Consumer Staples	5.32%
Energy	8.63%
Financials	31.08%
Health Care	7.93%
Industrials	10.73%
Information Technology	9.57%
Materials	6.85%
Telecommunication Services	0.41%
Utilities	10.08%
Short-Term Investment	0.22%

Total	100.00%

*          A sector may comprise several industries.

Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund

Ten Largest Holdings	% of Investments

Turkey Government Bond, Zero Coupon, 11/7/2012	3.31%
General Electric Capital Corp., 5.40%, 9/20/2013	2.11%
Federal National Mortgage Assoc., 4.50%, TBA	1.33%
Federal National Mortgage Assoc., 5.50%, 8/1/2037	0.96%
American Express Bank FSB, 5.50%, 4/16/2013	0.92%
Citigroup, Inc., 5.50%, 4/11/2013	0.92%
Cox Communications, Inc., 4.625%, 6/1/2013	0.88%
Macy’s Retail Holdings, Inc., 5.875%, 1/15/2013	0.79%
Waste Management, Inc., 6.375%, 11/15/2012	0.79%
Energy Transfer Partners LP, 6.00%, 7/1/2013	0.76%

Holdings by Sector*	% of Investments

Asset-Backed	10.09%
Automotive	0.98%
Banking	7.54%
Basic Industry	3.12%
Capital Goods	0.79%
Consumer Cyclical	3.09%
Consumer Non-Cyclical	2.84%
Energy	6.35%
Financial Services	4.10%
Foreign Government	3.37%
Health Care	1.93%
Insurance	0.29%
Media	3.18%

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund(concluded)

Holdings by Sector*	% of Investments

Mortgage-Backed	35.55%
Real Estate	2.28%
Services	1.80%
Technology & Electronics	2.26%
Telecommunications	2.82%
Utility	1.35%
Short-Term Investments	6.27%

Total	100.00%

*          A sector may comprise several industries.

Lord Abbett Investment Trust – High Yield Fund

Ten Largest Holdings	% of Investments

Alliance Data Systems Corp., 6.375%, 4/1/2020	0.91%
Intelsat Bermuda Ltd. (Luxembourg) PIK, 11.50%, 2/4/2017	0.75%
Oasis Petroleum, Inc., 7.25%, 2/1/2019	0.72%
Sprint Nextel Corp., 9.00%, 11/15/2018	0.68%
MEG Energy Corp., 6.50%, 3/15/2021	0.64%
Liberty Mutual Group, Inc., 10.75%, 6/15/2058	0.63%
AMC Networks, Inc., 7.75%, 7/15/2021	0.63%
First Niagara Financial Group, Inc., 7.25%, 12/15/2021	0.61%
Nordea Bank AB, 4.25%, 9/21/2022	0.60%
HCA, Inc., 6.50%, 2/15/2020	0.58%

Holdings by Sector*	% of Investments

Agency	0.00%	**
Automotive	3.02%
Banking	5.65%
Basic Industry	9.63%
Capital Goods	4.18%
Consumer Cyclical	5.59%
Consumer Non-Cyclical	5.33%
Energy	14.21%
Financial Services	6.59%
Foreign Government	0.77%
Healthcare	5.46%
Insurance	1.55%
Media	7.67%
Real Estate	0.50%
Services	14.10%
Technology & Electronics	4.61%
Telecommunications	7.40%
Utility	3.71%
Short-Term Investment	0.03%
Total	100.00%

Investments in Underlying Funds (unaudited)(continued)

*          A sector may comprise several industries
**          Amount is less than .01%.

Lord Abbett Securities Trust – International Dividend Income Fund

Ten Largest Holdings	% of Investments

Telenor ASA	1.93%
Atlantia SpA	1.89%
Spark Infrastructure Group	1.84%
Vivendi SA	1.77%
Red Electrica Corp. SA	1.73%
KT&G Corp.	1.66%
Roche Holding Ltd. AG	1.65%
Aviva plc	1.65%
New World Development Co., Ltd.	1.62%
Repsol SA	1.62%

Holdings by Sector*	% of Investments

Consumer Discretionary	8.86%
Consumer Staples	8.87%
Energy	9.14%
Financials	19.28%
Health Care	4.40%
Industrials	11.15%
Information Technology	3.58%
Materials	5.47%
Telecommunication Services	15.19%
Utilities	10.59%
Short-Term Investment	3.47%

Total	100.00%

*          A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(concluded)

Lord Abbett Mid Cap Stock Fund, Inc. (formerly, Mid-Cap Value Fund, Inc.)

Ten Largest Holdings	% of Investments

Interpublic Group of Cos., Inc. (The)	2.11%
Watson Pharmaceuticals, Inc.	2.02%
Ashland, Inc.	1.76%
Mylan, Inc.	1.75%
M&T Bank Corp.	1.65%
Bunge Ltd.	1.53%
Jones Lang LaSalle, Inc.	1.52%
Fiserv, Inc.	1.52%
URS Corp.	1.51%
International Paper Co.	1.49%

Holdings by Sector*	% of Investments

Consumer Discretionary	10.13%
Consumer Staples	3.78%
Energy	8.42%
Financials	28.13%
Health Care	10.80%
Industrials	11.33%
Information Technology	9.06%
Materials	8.75%
Telecommunication Services	1.22%
Utilities	5.96%
Short Term Investment	2.42%

Total	100.00%

*          A sector may comprise several industries.

Item 2: Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3: Exhibits.

Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT GLOBAL FUND, INC.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: November 19, 2012

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: November 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: November 19, 2012

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: November 19, 2012